Summary of Significant Accounting Policies (Tables)	9 Months Ended
Sep. 30, 2023
Summary of Significant Accounting Policies [Abstract]
Schedule of Property Plant and Equipment	Property Plant & Equipment is recorded at cost and depreciated using the straight-line method at rates determined as per estimated useful lives of the assets. The estimated useful lives used in in calculating depreciation are as follows:
Years
Office furniture and fixtures	4
Plant and equipment	4-8
Motor vehicles	3